UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 19, 2012

Cooper Industries plc

(Exact name of registrant as specified in its charter)

Ireland	1-31330	98-0632292
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit F10, Maynooth Business Campus, Maynooth, Ireland	0
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 (1) 6292222

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD.

As previously announced, on May 21, 2012, Cooper Industries plc (“Cooper”) and Eaton Corporation (“Eaton”) entered into a transaction agreement, pursuant to which a holding company incorporated in Ireland that will be renamed Eaton Corporation plc (“New Eaton”) will acquire Cooper pursuant to a “scheme of arrangement” under the Irish Companies Act of 1963 and Eaton pursuant to a merger of a wholly owned subsidiary of New Eaton with and into Eaton (the acquisition and the merger, together, the “transaction”). The transaction was announced in an announcement (the “Announcement”) pursuant to Rule 2.5 of the Irish Takeover Panel Act, 1997, Takeover Rules, 2007 (as amended) (the “Irish Takeover Rules”). In connection with the transaction, New Eaton filed a registration statement on Form S-4, which was declared effective on September 7, 2012. The definitive joint proxy statement of Eaton and Cooper that also serves as a prospectus of New Eaton, and which forms a part of the Form S-4, was filed by each of Eaton, Cooper and New Eaton on September 14, 2012 (the “joint proxy statement/prospectus”). Cooper has commenced mailing to its shareholders the joint proxy statement/prospectus, together with the Profit Forecasts Document and the Merger Benefit Document (each as defined below). Eaton has also commenced mailing to its shareholders the joint proxy statement/prospectus.

Profit Forecasts Document

In accordance with the Irish Takeover Rules, where Eaton or Cooper give earnings guidance (known as a profit forecast under the Irish Takeover Rules), that profit forecast must be repeated in the proxy statement sent to Cooper shareholders and certain attestations to that profit forecast must also be provided. As both Eaton and Cooper have previously publicly disclosed profit forecasts for the financial year ending December 31, 2012, these profit forecasts have been repeated in the joint proxy statement/prospectus on pages 284 and 286 respectively, and also are repeated in a letter (the “Profit Forecasts Document”) being mailed to Cooper shareholders with the joint proxy statement/prospectus. In addition to such profit forecasts for Eaton and Cooper, the Profit Forecasts Document includes (1) reports from Eaton’s auditor, Ernst & Young LLP, confirming that the Eaton profit forecast has been properly compiled on the basis of the assumptions set out in the profit forecast and the basis of accounting used is consistent with the accounting policies of Eaton, and Eaton’s financial advisors, Morgan Stanley & Co. Limited and Citigroup Global Markets Limited, confirming that they consider that the Eaton profit forecast has been made with due care and consideration, each prepared solely for the purposes of complying with Rule 28.3 of the Irish Takeover Rules, and (2) reports from Cooper’s auditor, Ernst & Young LLP, confirming that the Cooper profit forecast has been properly compiled on the basis of the assumptions made by the directors of Cooper and the basis of accounting used is consistent with the accounting policies of Cooper, and Cooper’s financial advisor, Goldman, Sachs & Co., confirming that it considers that the Cooper profit forecast has been made with due care and consideration, each prepared solely for the purposes of complying with Rule 28.3 of the Irish Takeover Rules.

The Profit Forecasts Document is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Merger Benefit Document

In accordance with the Irish Takeover Rules, where Eaton gives a statement regarding the synergies that may result from the transaction (known as a merger benefit statement under the Irish Takeover Rules), certain attestations to that merger benefit statement must be provided. As Eaton previously disclosed a merger benefit statement in the Announcement, that statement has been repeated in the joint proxy statement/prospectus on pages 288 through 290, and is also repeated in a letter (the “Merger Benefit Document”) being mailed to Cooper shareholders with the joint proxy statement/prospectus. In addition to such merger benefit statement, the Merger Benefit Document includes reports from Eaton’s auditor, Ernst & Young LLP, and Eaton’s financial advisors, Morgan Stanley & Co. Limited and Citigroup Global Markets Limited, confirming (respectively) that the merger benefit statements have been made with due care and consideration.

The Merger Benefit Document is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in that filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Profits Forecast Document.

99.2	Merger Benefit Document.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Has Been and Will be Filed with the SEC

A registration statement on Form S-4 has been filed with the SEC, which includes the Joint Proxy Statement of Eaton and Cooper that also constitutes a Prospectus of Eaton Corporation plc(1). The registration statement was declared effective on September 7, 2012. Eaton and Cooper are commencing sending to their respective shareholders (and to Cooper equity award holders for information only) the definitive Joint Proxy Statement/Prospectus (including the Scheme) in connection with the transaction. Investors and shareholders are urged to read the definitive Joint Proxy Statement/Prospectus (including the Scheme) and other relevant documents filed or to be filed with the SEC carefully because they contain or will contain important information about Eaton, Cooper, Eaton Corporation plc, the transaction and related matters. Investors and security holders may obtain free copies of the definitive Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed with the SEC by Eaton Corporation plc, Eaton and Cooper through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders may obtain free copies of the definitive Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Eaton and Eaton Corporation plc with the SEC by contacting Eaton Investor Relations at Eaton Corporation, 1111 Superior Avenue, Cleveland, Ohio 44114 or by calling (888) 328-6647, and may obtain free copies of the definitive Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Cooper by contacting Cooper Investor Relations at c/o Cooper US, Inc., P.O. Box 4466, Houston, Texas 77210 or by calling (713) 209-8400.

(1)	Currently named Eaton Corporation Limited but expected to be re-registered as Eaton Corporation plc prior to the consummation of the transaction.

Participants in the Solicitation

Cooper, Eaton and Eaton Corporation plc and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of Cooper and Eaton in respect of the transaction contemplated by the Joint Proxy Statement/Prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Cooper and Eaton in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive Joint Proxy Statement/Prospectus filed with the SEC. Information regarding Cooper’s directors and executive officers is contained in Cooper’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Proxy Statement on Schedule 14A, dated March 13, 2012, which are filed with the SEC. Information regarding Eaton’s directors and executive officers is contained in Eaton’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Proxy Statement on Schedule 14A, dated March 16, 2012, which are filed with the SEC.

Forward-Looking Statements

This communication may contain forward-looking statements concerning the Transaction, our long-term credit rating and our revenues and operating earnings. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Cooper, based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These statements should be used with caution. They are subject to various risks and uncertainties, many of which are outside of our control. Factors that could cause actual results to differ materially from those in the forward-looking statements include adverse regulatory decisions; failure to satisfy other closing conditions with respect to the Transaction; the risks that the new businesses will not be integrated successfully or that we will not realize estimated cost savings and synergies; unanticipated changes in the markets for our business segments; unanticipated downturns in business relationships with customers or their purchases from Cooper; competitive pressures on our sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; new laws and governmental regulations, including changes in tax laws, tax treaties or tax regulations. We do not assume any obligation to update these forward-looking statements.

Statement Required by the Takeover Rules

The directors of Cooper accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of Cooper (who have taken all reasonable care to ensure that such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

Persons interested in 1 percent or more of any relevant securities in Eaton or Cooper may from the date of this communication have disclosure obligations under rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007 (as amended).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2012

COOPER INDUSTRIES PLC

By:	/s/ TERRANCE V. HELZ
Name: Terrance V. Helz Title: Associate General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Profit Forecasts Document.

99.2	Merger Benefit Document.